UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2008

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2008, the board of directors of the Federal Home Loan Bank of Boston (the Bank) ratified the results of the Bank’s director elections. The following four individuals were elected to the Bank’s board of directors for four-year terms commencing January 1, 2009:

Kevin M. McCarthy, president and chief executive officer of Newport Federal Savings Bank, Newport, Rhode Island.

Edward Novakoff, senior vice president and treasurer of RBS Citizens, N.A., Providence, Rhode Island.

Andrew J. Calamare, president and chief executive officer of the Life Insurance Association of Massachusetts, Boston, Massachusetts.

Jay F. Malcynsky, president and managing partner of Gaffney, Bennett and Associates, Inc., New Britain, Connecticut.

Board committee appointments for 2009 were not made at the time of this filing.

The above directors’ elections took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932 and the related regulations of the Finance Housing Finance Agency.

The board also approved an amended 2008 Director Compensation Policy, which is attached as Exhibit 99.1, that places a cap on the annual compensation for Bank directors. Bank directors are compensated in accordance with the 2008 Director Compensation Policy.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.2 to this Form 8-K is a copy of the Bank’s press release regarding the results of the election for directors. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

99.1 2008 Director Compensation Policy

99.2  Press Release, dated December 16, 2008, issued by the Bank

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: December 16, 2008	By:	/s/Frank Nitkiewicz

Frank Nitkiewicz Executive Vice President and Chief Financial Officer

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